Supplement to the
Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund and Fidelity® SAI Alternative Risk Premia Strategy Fund
September 28, 2024
STATEMENT OF ADDITIONAL INFORMATION

Farouk Jivraj no longer serves as Co-Portfolio Manager of each fund.
The following information replaces similar information found in the "Management Contracts" section under the "Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited" heading.
On behalf of each fund, FDS has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).
On behalf of each fund, FDS has entered into a sub-advisory agreement with FMR UK.
Pursuant to the sub-advisory agreements, FDS may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FDS may grant the sub-advisers investment management authority and the authority to buy and sell securities if FDS believes it would be beneficial to the fund (discretionary services).
FDS, and not the fund, pays the sub-advisers.
Effective December 1, 2024, each fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended. The following information replaces similar information found in the "Management Contracts" section.
FDS or an affiliate, and not the fund, pays the sub-advisers. Under the terms of the sub-advisory agreements, FDS or an affiliate pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

COA-SSTK-1224-101-1.9918712.101	December 13, 2024

Supplement to the
Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund and Fidelity® SAI Alternative Risk Premia Strategy Fund
September 28, 2024
Prospectus

Farouk Jivraj no longer serves as Co-Portfolio Manager of each fund.
The following information replaces similar information for Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Thomas McFarren (Portfolio Manager) has managed the fund since 2023.
The following information replaces similar information for Fidelity® SAI Alternative Risk Premia Strategy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Thomas McFarren (Portfolio Manager) has managed the fund since 2023.
The following information replaces similar information for FMR UK found in the "Fund Management" section under the "Sub-Adviser(s)" heading.
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund and Fidelity® SAI Alternative Risk Premia Strategy Fund.
The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Thomas McFarren is Portfolio Manager of each fund, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 2014, Mr. McFarren has worked as a quantitative analyst and portfolio manager.
COA-PSTK-1224-100 1.9919171.100	December 13, 2024